Exhibit 10.23

NANOSTRING TECHNOLOGIES, INC.
AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT
This Amendment to Executive Employment Agreement (this “Amendment”) is made by and between J. Chad Brown (“Executive”) and NanoString Technologies, Inc., a Delaware corporation (the “Company” and together with Executive, the “Parties”) on the dates set forth below.
WHEREAS, the Parties previously entered into an employment agreement effective October 17, 2017 (the “Employment Agreement”);
WHEREAS, the Company and Executive desire to amend certain provisions of the Employment Agreement related to severance benefits, as set forth below.
NOW, THEREFORE, for good and valuable consideration, the Parties agree that the Agreement is hereby amended as follows:
1.The Employment Agreement is hereby amended as follows:
A.    The semicolon in the first sentence of Section 6(b) is replaced by the following:
“and if Executive elects continuation coverage pursuant to COBRA (as defined below) within the time period prescribed pursuant to COBRA for Executive and Executive’s eligible dependents, the Company will reimburse Executive for the premiums necessary to continue group health insurance benefits for Executive and Executive’s eligible dependents for a period of six (6) months, except that the right to future COBRA payments shall terminate the date upon which Executive ceases to be eligible for coverage under COBRA;”
2.Full Force and Effect. To the extent not expressly amended hereby, the Agreement shall remain in full force and effect.
3.Entire Agreement. This Amendment and the Agreement (and any other documents referenced therein) constitute the full and entire understanding and agreement between the Parties with regard to the subjects hereof and thereof.
4.Successors and Assigns. This Amendment and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns, and legal representatives.
5.Governing Law. This Amendment will be governed by the laws of the State of Washington (with the exception of its conflict of laws provisions).
(signature page follows)

IN WITNESS WHEREOF, each of the Parties has executed this Amendment as of the date set forth below.

EXECUTIVE		NANOSTRING TECHNOLOGIES, INC.
By:	/s/ J. Chad Brown	By:	/s/ R. Bradley Gray
Name:	J. Chad Brown	Name:	R. Bradley Gray
Date:	2/19/2020	Title:	President & CEO
		Date:	2/18/2020

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